Exhibit 10.30A

                          SPARTA PHARMACEUTICALS, INC.
                       AMENDED 1991 STOCK PLAN, AS AMENDED

                                 Amendment No. 1

                  Pursuant to the power reserved in Section 25 of the Sparta Pharmaceuticals, Inc. 1991 Stock Plan, as amended (the "Plan"), the Plan is hereby amended as follows:

                  1. The first sentence of Section 3 is hereby amended and restated to read as follows:

                  "The number of Shares subject to this Plan as to which Stock Rights may be granted and exercisable from time to time shall be 3,000,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction."

                  2. This Amendment No. 1 to the Plan shall be effective only after approval of the Company's stockholders as set forth in
Section 25.

                  To record the adoption of this Amendment No. 1, the Company has caused its authorized officers to affix its corporation name and seal as of this 17th day of June, 1997.


CORPORATE SEAL                                 PARTA PHARMACEUTICALS, INC.



Attest:  /s/ Ronald H. Spair                       By:  /s/ Jerry B. Hook
       ------------------------                       --------------------
            Ronald H. Spair                        Jerry B. Hook, Ph.D.
            Secretary                              President and Chief Executive
                                                            Officer